Exhibit 10.4

SWEETGREEN, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

Sweetgreen, Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan, as amended and/or restated as of the Date of Grant set forth below (the “Plan”), has granted to Participant (as of the date indicated below) a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Agreement (together with this Grant Notice, the “RSU Documents”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Restricted Stock Unit Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:

Date of Grant:

Expiration Date:	Tenth Anniversary of Date of Grant

Number of RSUs:	2,100,000

Vesting:	The RSUs will vest in accordance with the schedule set forth on Exhibit A.

Additional Terms/Acknowledgements:

By accepting the Award, Participant consents to receive the RSU Documents and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Participant represents that he or she has received, read and is familiar with the provisions of the RSU Documents. Participant acknowledges and agrees to the RSU Documents and that the RSU Documents may not be modified, amended or revised except in writing signed by Participant and a duly authorized officer of the Company.

Participant further acknowledges that as of the Date of Grant, the Restricted Stock Unit Agreement sets forth the entire understanding between Participant and the Company regarding the acquisition of Common Stock issuable pursuant to the RSUs and supersedes all prior oral and written agreements, promises and/or representations on that subject.

Participant further acknowledges that this Restricted Stock Unit Grant Notice has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Participant in any capacity. Participant has been provided with an opportunity to consult with Participant’s own counsel with respect to this Restricted Stock Unit Grant Notice.

This Restricted Stock Unit Grant Notice may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SWEETGREEN, INC.	PARTICIPANT:

By:
Signature	Signature

Name & Title:	Date:

Date:

ATTACHMENTS:

•	Attachment I: Restricted Stock Unit Agreement

•	Attachment II: 2019 Equity Incentive Plan, as amended and/or restated as of the Date of Grant

Exhibit A

Vesting

The two requirements that must be satisfied on or before the Expiration Date in order for an RSU to vest are the stock price based requirement (the “Stock Price Requirement”) and the liquidity event requirement (the “Liquidity Event Requirement”), each as described below. Each applicable RSU will vest (and therefore become a “Vested RSU”) on the first date on which both the applicable Stock Price Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU (the “Vesting Date”), so long as Participant’s employment with the Company and its Affiliates has remained uninterrupted from the Date of Grant through the Vesting Date (except as set forth below). All RSUs that do not become Vested RSUs on or before the Expiration Date will be immediately forfeited to the Company upon expiration at no cost to the Company.

Stock Price Requirement:

The Stock Price Requirement shall be deemed satisfied in accordance with the milestones set forth below.

Number of RSUs	Price Per Share of Common Stock
300,000	$30.00
300,000	$37.50
300,000	$45.00
300,000	$52.50
300,000	$60.00
300,000	$67.50
300,000	$75.00

Except in connection with a Change in Control, satisfaction of each Stock Price Requirement will be determined by the Board using a per share price equal to the trailing volume weighted average trading price over a 90-calendar day period that commences no earlier than the date which is nine months following the date of the Liquidity Event (to the extent such Liquidity Event is not a Change in Control) and that ends no later than the Expiration Date. More than one Share Price Requirement may be achieved on a particular date. For the avoidance of doubt, once a Share Price Requirement is satisfied, it does not need to be maintained. Each price per share of Common Stock dollar figures set forth above shall be automatically and appropriately adjusted, without any further action required, in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common stock, and such as-adjusted dollar figures shall apply in lieu of the dollar figures set forth above.

Liquidity Event Requirement:

The Liquidity Event Requirement will be satisfied as to any then-outstanding RSUs upon the first to occur of (a) a Change in Control, (b) the effective date of a registration statement of the Company filed under the Securities Act for the sale of the Company’s Common Stock, or (c) the consummation of a “de-SPAC-ing transaction” (each, a “Liquidity Event”).

Settlement:

If an RSU vests as provided for above, the Company will issue one share of Common Stock for each Vested RSU. The shares will be issued in accordance with the issuance schedule set forth in Section 5 of the Restricted Stock Unit Agreement.

Change in Control:

Upon the occurrence of a Change in Control, to the extent that any of the Stock Price Requirements that have not been previously achieved but are achieved based on the value of the per-share consideration received by the Company’s common stockholders in connection with the Change in Control (the “Per Share Consideration”) (and, for the avoidance of doubt, in lieu of and without regard to any closing price average otherwise required to meet a Stock Price Requirement), such Stock Price Requirement will be deemed achieved. For the avoidance of doubt, the requirement that vesting will not occur prior to 9 months after a Liquidity Event will not apply to vesting in connection with a Change in Control. For purposes of determining the number of RSUs that have met the Stock Price Requirement in connection with such Change of Control, if the Per Share Consideration is greater than $30.00 but falls between two Stock Price Requirements, the number of RSUs for which the Per Share Consideration shall be satisfied shall be determined based on a linear interpolation using the Stock Price Requirement that is greater than but closest to the Per Share Consideration and the Stock Price Requirement that is less than but closest to the Per Share Consideration, with such number of RSUs rounded to the nearest share of Common Stock; provided, however, if the Per Share Consideration is lower than a previously-achieved Stock Price Requirement which triggered the vesting of any RSUs, no such previously-vested RSUs shall be subject to forfeiture. In addition, 25% of any then-unvested RSUs shall also vest automatically upon the occurrence of the Change in Control. Any RSUs that have not vested in accordance with the foregoing provisions of this paragraph shall be forfeited as of the Change in Control.

The Per Share Consideration shall be determined by the Board at the closing of such transaction in its discretion, taking into account: (i) the value of (A) any cash consideration received at closing, and (B) any deferred cash consideration potentially receivable; and (ii) the value of (A) any non-cash consideration received at closing, and (B) any non-cash consideration potentially receivable, in each case, for a share of common stock. Any contingent consideration (if any) to be paid to Participant shall be paid in accordance with the terms of the definitive agreement evidencing the Change in Control.

Termination of Employment:

For Cause: If Participant’s employment with the Company and its Affiliates is terminated by reason of Cause (as defined in the employment agreement between the Company and Participant, dated as of ________ (the “Employment Agreement”)), the following shall be forfeited at no cost to the Company: (a) all then-unvested RSUs and (b) all Vested RSUs that have not yet been settled.

Resignation Without Good Reason: If Participant’s employment with the Company and its Affiliates is terminated by Participant without Good Reason (as defined in the Employment Agreement), all then-unvested RSUs shall be forfeited at no cost to the Company. For the avoidance of doubt, any Vested RSUs shall continue to be settled in accordance with the issuance schedule set forth in Section 5 of the Restricted Stock Unit Agreement.

Death/Disability, Without Cause, For Good Reason, Mutually-Agreed Departure: If Participant’s employment with the Company and its Affiliates is terminated by reason of death or Disability (as defined in the Employment Agreement), by the Company without Cause, by Participant for Good Reason, or by reason of a mutually-agreed departure (as agreed by the Board and you), any then-unvested RSUs shall remain outstanding and eligible to satisfy the Stock Price Requirement for (a) 24 months, if the termination occurs on or prior to the third anniversary of the Date of Grant; (b) 18 months, if the termination occurs after the third anniversary of the Date of Grant and on or before the fifth anniversary of the Date of Grant; and (c) the earlier of (i) twelve months or (ii) the tenth anniversary of the Date of Grant, if the termination occurs after the fifth anniversary of the Date of Grant. Following such applicable period, all then-unvested RSUs shall be forfeited at no cost to the Company.

EXHIBIT A

SWEETGREEN, INC.

RESTRICTED STOCK UNIT AGREEMENT

(2019 EQUITY INCENTIVE PLAN)

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), Sweetgreen, Inc. (the “Company”) has granted to you a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“RSUs”) indicated in the Grant Notice (the “Award”) under its 2019 Equity Incentive Plan, as amended and/or restated as of the Date of Grant of the Grant Notice (the “Plan”). The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. The terms and conditions of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1. NATURE OF THE AWARD. The Award represents the right to be issued on a future date the number of shares of the Company’s Common Stock as indicated in the Grant Notice upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Company with respect to your receipt of the Award, the vesting of the RSUs or the issuance of the underlying shares of Common Stock.

2. VESTING. Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Except as provided in the Grant Notice, upon termination of your employment with the Company and its Affiliates, any unvested RSUs (and upon termination for Cause, Vested RSUs) will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such RSUs or the shares of Common Stock covered thereby.

3. NUMBER OF SHARES.

(a) The number of RSUs subject to the Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

(b) Any additional RSUs, shares, cash or other property that become subject to the Award pursuant to this Section 3 if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other shares covered by the Award.

(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section 3.

4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any shares of Common Stock under the Award unless either (a) the shares are registered under the Securities Act; or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations. In the event the Company is unable to issue shares to you, it shall pay to you, via a wire transfer of immediately available funds, an amount equal to the Fair Market Value of such shares of Common Stock.

5. DATE OF ISSUANCE.

(a) Subject to the satisfaction of the Tax-Related Items set forth in Section 11 of this Agreement, in the event one or more RSUs vest, the Company will issue to you one (1) share of Common Stock for each RSU that vests on the applicable Vesting Date (subject to any adjustment under Section 3 above) no later than the tenth day of the month following the month in which the date of vesting occurs (such date of issuance, the “Original Issuance Date”).

(b) If the Original Issuance Date falls on a date that is not a business day, issuance will instead occur on the next following business day. In addition, to the extent applicable at a Vesting Date when the Common Stock is registered under the Securities Act, if:

(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective Insider Trading Policy, or (2) on a date when you are otherwise permitted (under the Company’s then-effective Insider Trading Policy, federal law, or otherwise) to (1) sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”) or (2) acquire shares of Common Stock); and

(ii) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Tax-Related Items by withholding shares of Common Stock from the shares of Common Stock otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 11 of this Agreement (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay the Tax-Related Items in cash, then the shares of Common Stock that would otherwise be issued to you on the Original Issuance Date will not be issued on such Original Issuance Date and will instead be issued on the first business day when you are not prohibited from selling shares of Common Stock in the open public market or acquiring shares of Common Stock, but in no event later than (a) December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or (b) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year immediately following the year in which the shares of Common Stock covered by this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c) The form of such issuance shall be electronic entry evidencing such shares of Common Stock. In all cases, the issuance of shares under this Award is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment.

7. LOCK-UP PERIOD. You hereby agree that, in the event you are issued Common Stock pursuant to your Award, you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company, or the forfeiture of any portion of the RSUs or shares of Common Stock issued thereunder to the Company, during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto. This Section 7 shall not apply to any shares of Common Stock registered in a public offering under the Securities Act, subject to a then-existing 10b5-1 Arrangement or disposed of in order to satisfy any Tax-Related Items. In addition, this Section 7 shall terminate on the second anniversary of the Company’s initial public offering, direct listing or de-SPAC-ing transaction.

8. TRANSFER RESTRICTIONS.

(a) Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Award is held in the trust. You and the trustee must enter into transfer and other agreements reasonably required by the Company.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements reasonably required by the Company, you may transfer your Award pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of your Award with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(c) Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to your Award and to receive the Common Stock issued thereunder or other consideration contemplated thereby. In the absence of such a designation, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, the Common Stock or other consideration contemplated by the Award.

(d) Transferees. Any transferee of an Award shall be bound by the terms and conditions of the Award, including those terms and conditions contained in the Plan, Grant Notice and Agreement.

(e) Share Transfer Restriction. In addition to any other limitation on transfer created by the Company’s bylaws, any other agreement to which you are a party and applicable securities laws, for two years following the receipt of shares of Common Stock upon settlement of RSUs pursuant to this Agreement, you may not Transfer all or any part of 50% of such number of shares of Common Stock (net of any shares of Common Stock used to satisfy the Tax-Related Items (as defined below)) or any interest in such shares. As used in this Agreement, the term “Transfer” means any sale, encumbrance, pledge, gift or other form of disposition or transfer of shares of Common Stock or any legal or equitable interest therein; provided, however, that the term Transfer does not include a transfer of such shares or interests that would be permitted pursuant to Sections 8(a)-(c) with respect to the Award or, following the consummation of the Company’s first underwritten public of the Company’s Common Stock under the Securities Act of 1933, as amended, any Permitted Transfer (if and when defined in the Company’s then-effective Amended and Restated Certificate of Incorporation (as the same may be amended and or restated from time to time)) pursuant to a transaction in which there is no consideration actually paid for such transfer. In such case, the transferee or other recipient will receive and hold the shares so transferred subject to the provisions of this Agreement, and there will be no further transfer of such shares except in accordance with the terms of this Agreement.

9. RESTRICTIVE LEGENDS. The shares of Common Stock issued pursuant to your Award will be endorsed with appropriate legends as determined by the Company.

10. EMPLOYMENT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate. By accepting this Award, you acknowledge and agree that, except as set forth in the Grant Notice, the right to continue vesting in the Award pursuant to Section 2 and the schedule set forth in the Grant Notice is earned only by continuing as an employee at the will of the Company or an Affiliate (not through the act of being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your employment, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award.

11. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income tax (including U.S. federal, state, and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”) is and remains your responsibility and may exceed the amount actually withheld by the Company.

(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or your employer (if not the Company) to satisfy all Tax-Related Items. In this regard, you authorize the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) entering on your behalf (pursuant to this authorization without further consent) into a “same day sale” commitment with a broker dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be issued under the Award to satisfy the Tax-Related Items and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax-Related Items directly to the Company and/or its Affiliates in compliance with the Company’s insider trading policy and 10b5-1 trading plan policy, if applicable; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items; or (iii) any other method of withholding agreed to by the Company and you in writing and permitted by applicable law. The Company will use best efforts to facilitate the satisfaction of Tax-Related Items by you using one of the methods described in clauses (i) and (ii) of the preceding sentence. However, the Company does not guarantee that you will be able to satisfy any Tax-Related Items through any of the methods described in the preceding sentence and in all circumstances you remain responsible for timely and fully satisfying the Tax-Related Items. Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in your jurisdiction to the extent permitted under the Plan, in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares of Common Stock. In the event any under-withholding results from the application of minimum statutory or other withholding rates, you may be required to pay additional amounts to the tax authorities. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested portion of the Award, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

(c) Finally, you agree to pay to the Company or your employer any amount of Tax-Related Items that the Company or your employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by any of the means previously described. Notwithstanding any contrary provision of the Plan, the Grant Notice or of this Agreement, if you fail to make satisfactory arrangements for the payment of any Tax-Related Items when due, you permanently will forfeit the RSUs on which the Tax-Related Items were not satisfied and will also permanently forfeit any right to receive shares of Common Stock under such forfeited RSUs. In that case, such forfeited RSUs will be returned to the Company at no cost to the Company.

12. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Award and the Common Stock under your Award, you represent to the Company the following:

(a) You are an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act. You are aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock. You are acquiring the Common Stock for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) You understand that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed in this Agreement.

(c) You further acknowledge and understand that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Company is under no obligation to register the Common Stock. You understand that the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.

(d) You are familiar with the provisions of Rules 144 and 701 under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 1 or 15(d) of the Exchange Act, the securities exempt under Rule 701 may be sold by you 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the Lock-Up Period agreement described in Section 7.

(e) In the event that the sale of the Common Stock does not qualify under Rule 701 at the time of issuance, then the Common Stock may be resold by you in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company; and (ii) the resale occurring following the required holding period under Rule 144 after you have purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

(f) You further understand that at the time you wish to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, you would be precluded from selling the Common Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

13. NO OBLIGATION TO MINIMIZE TAXES. You acknowledge that the Company is not making representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Award, the subsequent sale of shares of Common Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent payments. Further, you acknowledge that the Company does not have any duty or obligation to minimize your liability for Tax-Related Items arising from the Award or to achieve any particular tax result and will not be liable to you for any Tax-Related Items arising in connection with the Award. If you become subject to taxation in more than one jurisdiction, the Company and/or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

14. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

15. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 5 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

16. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17. MISCELLANEOUS.

(a) The rights and obligations of the Company under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns. Your rights and obligations under the Award may only be assigned in accordance with the terms of this Agreement or with the prior written consent of the Company (not to be unreasonably conditioned, delayed or withheld).

(b) You agree upon request to execute any further documents or instruments necessary in the reasonable determination of the Company to carry out the purposes or intent of the Award.

(c) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

(d) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(e) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(f) Reserved.

18. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

19. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. GOVERNING LAW AND VENUE. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflict of laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Los Angeles, California, or the United States federal courts for the Central District of California, and no other courts, where this grant is made and/or to be performed.

21. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

22. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein; provided that no such change shall adversely affect any of your rights hereunder without your prior written consent.

23. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulations Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A of the Code, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulations Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Grant Notice, or of this Agreement, under no circumstances will the Company reimburse you for any taxes or other costs under Section 409A of the Code or any other tax law or rule. All such taxes and costs are solely your responsibility.

*        *        *

This Agreement will be deemed to be accepted by you upon the signing (which may be electronic) by you of the Restricted Stock Unit Grant Notice to which it is attached or by the deemed acceptance of this Agreement, as described in the Restricted Stock Unit Grant Notice.

ATTACHMENT II

2019 EQUITY INCENTIVE PLAN

SWEETGREEN, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

Sweetgreen, Inc. (the “Company”), pursuant to its 2019 Equity Incentive Plan, as amended and/or restated as of the Date of Grant set forth below (the “Plan”), has granted to Participant (as of the date indicated below) a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“RSUs”) set forth below (the “Award”). The Award is subject to all of the terms and conditions as set forth herein and in the Plan and the Restricted Stock Unit Agreement (together with this Grant Notice, the “RSU Documents”), both of which are attached hereto and incorporated herein in their entirety. Capitalized terms not otherwise defined herein will have the meanings set forth in the Plan or the Restricted Stock Unit Agreement. In the event of any conflict between the terms in the Award and the Plan, the terms of the Plan will control.

Participant:

Date of Grant:

Vesting Commencement Date:	August 15, 2021

Expiration Date:	Tenth Anniversary of Date of Grant

Number of RSUs:

Vesting:	The RSUs will vest in accordance with the schedule set forth on Exhibit A.

Additional Terms/Acknowledgements:

By accepting the Award, Participant consents to receive the RSU Documents and any other Plan-related documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company. Participant represents that he or she has received, read and is familiar with the provisions of the RSU Documents. Participant acknowledges and agrees to the RSU Documents and that the RSU Documents may not be modified, amended or revised except in writing signed by Participant and a duly authorized officer of the Company.

Participant further acknowledges that as of the Date of Grant, the Restricted Stock Unit Agreement sets forth the entire understanding between Participant and the Company regarding the acquisition of Common Stock issuable pursuant to the RSUs and supersedes all prior oral and written agreements, promises and/or representations on that subject.

Participant further acknowledges that this Restricted Stock Unit Grant Notice has been prepared on behalf of the Company by Cooley LLP, counsel to the Company and that Cooley LLP does not represent, and is not acting on behalf of, Participant in any capacity. Participant has been provided with an opportunity to consult with Participant’s own counsel with respect to this Restricted Stock Unit Grant Notice.

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This Restricted Stock Unit Grant Notice may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

SWEETGREEN, INC.		PARTICIPANT:

By:
	Signature	Signature

Name & Title:	Date:

Date:

ATTACHMENTS:

•	Attachment I: Restricted Stock Unit Agreement

•	Attachment II: 2019 Equity Incentive Plan, as amended and/or restated as of the Date of Grant

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Exhibit A

Vesting

The two requirements that must be satisfied on or before the Expiration Date in order for an RSU to vest are the service-based requirement (the “Service-Based Requirement”) and the liquidity event requirement (the “Liquidity Event Requirement”), each as described below. Each applicable RSU will vest (and therefore become a “Vested RSU”) on the first date on which both the applicable Service-Based Requirement and the Liquidity Event Requirement are satisfied with respect to that particular RSU (the “Vesting Date”), so long as Participant’s Continuous Service with the Company and its Affiliates has remained uninterrupted from the Date of Grant through the Vesting Date (except as set forth below). All RSUs that do not become Vested RSUs on or before the Expiration Date will be immediately forfeited to the Company upon expiration at no cost to the Company.

Service-Based Requirement:

The Service-Based Requirement will be satisfied in installments as follows: 25% of the RSUs will meet the Service-Based Requirement on the first anniversary of the Vesting Commencement Date, with the remainder meeting the Service-Based Requirement in equal quarterly installments on each Quarterly Vesting Date over the subsequent three years, in each case assuming Participant’s Continuous Status through each such date. “Quarterly Vesting Date” means February 15, May 15, August 15 and November 15 of each year, provided that if such date falls on a weekend or holiday, the Quarterly Vesting Date shall be the first business day after such date.

Liquidity Event Requirement:

The Liquidity Event Requirement will be satisfied as to any then-outstanding RSUs upon the first to occur of (a) a Change in Control, (b) the effective date of a registration statement of the Company filed under the Securities Act for the sale of the Company’s Common Stock, or (c) the consummation of a “de-SPAC-ing transaction” (each, a “Liquidity Event”).

Settlement:

If an RSU vests as provided for above, the Company will issue one share of Common Stock for each Vested RSU. The shares will be issued in accordance with the issuance schedule set forth in Section 5 of the Restricted Stock Unit Agreement.

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EXHIBIT A

SWEETGREEN, INC.

RESTRICTED STOCK UNIT AGREEMENT

(2019 EQUITY INCENTIVE PLAN)

Pursuant to the Restricted Stock Unit Grant Notice (the “Grant Notice”) and this Restricted Stock Unit Agreement (the “Agreement”), Sweetgreen, Inc. (the “Company”) has granted to you a Restricted Stock Unit Award for the number of shares of the Company’s Common Stock (“RSUs”) indicated in the Grant Notice (the “Award”) under its 2019 Equity Incentive Plan, as amended and/or restated as of the Date of Grant of the Grant Notice (the “Plan”). The Award is granted to you effective as of the Date of Grant set forth in the Grant Notice for this Award. Capitalized terms not explicitly defined in this Agreement will have the same meanings given to them in the Plan and Grant Notice. The terms and conditions of the Award, in addition to those set forth in the Grant Notice and the Plan, are as follows.

1. NATURE OF THE AWARD. The Award represents the right to be issued on a future date the number of shares of the Company’s Common Stock as indicated in the Grant Notice upon the satisfaction of the terms set forth in this Agreement. Except as otherwise provided herein, you will not be required to make any payment to the Company with respect to your receipt of the Award, the vesting of the RSUs or the issuance of the underlying shares of Common Stock.

2. VESTING. Subject to the limitations contained herein, the Award will vest in accordance with the vesting schedule provided in the Grant Notice. Upon termination of your Continuous Service with the Company and its Affiliates, any unvested RSUs (and upon termination for Cause, Vested RSUs) will be forfeited at no cost to the Company and you will have no further right, title or interest in or to such RSUs or the shares of Common Stock covered thereby.

3. NUMBER OF SHARES.

(a) The number of RSUs subject to the Award may be adjusted from time to time for Capitalization Adjustments, as provided in the Plan.

(b) Any additional RSUs, shares, cash or other property that become subject to the Award pursuant to this Section 3 if any, will be subject, in a manner determined by the Board, to the same forfeiture restrictions, restrictions on transferability, and time and manner of issuance as applicable to the other shares covered by the Award.

(c) Notwithstanding the provisions of this Section 3, no fractional shares or rights for fractional shares of Common Stock will be created pursuant to this Section 3. The Board will, in its discretion, determine an equivalent benefit for any fractional shares or fractional shares that might be created by the adjustments referred to in this Section 3.

4. SECURITIES LAW AND OTHER COMPLIANCE. You may not be issued any shares of Common Stock under the Award unless either (a) the shares are registered under the Securities Act; or (b) the Company has determined that such issuance would be exempt from the registration requirements of the Securities Act. The Award also must comply with other applicable laws and regulations governing the Award, and you will not receive such shares if the Company determines that such receipt would not be in material compliance with such laws and regulations. If the Company determines in its sole discretion that the Award does not comply with applicable laws and regulations, the Company may cancel the Award (or otherwise cause the Award to be forfeited) and no claim or entitlement to compensation or damages shall arise from such cancellation or forfeiture.

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5. DATE OF ISSUANCE.

(a) Subject to the satisfaction of the Tax-Related Items set forth in Section 11 of this Agreement, in the event one or more RSUs vest, the Company will issue to you one (1) share of Common Stock for each RSU that vests on the applicable Vesting Date (subject to any adjustment under Section 3 above) no later than the tenth day of the month following the month in which the date of vesting occurs (such date of issuance, the “Original Issuance Date”).

(b) If the Original Issuance Date falls on a date that is not a business day, issuance will instead occur on the next following business day. In addition, to the extent applicable at a Vesting Date when the Common Stock is registered under the Securities Act, if:

(i) the Original Issuance Date does not occur (1) during an “open window period” applicable to you, as determined by the Company in accordance with the Company’s then-effective Insider Trading Policy, or (2) on a date when you are otherwise permitted (under the Company’s then-effective Insider Trading Policy, federal law, or otherwise) to (1) sell shares of Common Stock on an established stock exchange or stock market (including but not limited to under a previously established written trading plan that meets the requirements of Rule 10b5-1 under the Exchange Act and was entered into in compliance with the Company’s policies (a “10b5-1 Arrangement”) or (2) acquire shares of Common Stock); and

(ii) the Company decides, prior to the Original Issuance Date, (A) not to satisfy the Tax-Related Items by withholding shares of Common Stock from the shares of Common Stock otherwise due, on the Original Issuance Date, to you under this Award, and (B) not to permit you to enter into a “same day sale” commitment with a broker-dealer pursuant to Section 11 of this Agreement (including but not limited to a commitment under a 10b5-1 Arrangement) and (C) not to permit you to pay the Tax-Related Items in cash, then the shares of Common Stock that would otherwise be issued to you on the Original Issuance Date will not be issued on such Original Issuance Date and will instead be issued on the first business day when you are not prohibited from selling shares of Common Stock in the open public market or acquiring shares of Common Stock, but in no event later than (a) December 31 of the calendar year in which the Original Issuance Date occurs (that is, the last day of your taxable year in which the Original Issuance Date occurs), or (b) if and only if permitted in a manner that complies with Treasury Regulations Section 1.409A-1(b)(4), no later than the date that is the 15th day of the third calendar month of the year immediately following the year in which the shares of Common Stock covered by this Award are no longer subject to a “substantial risk of forfeiture” within the meaning of Treasury Regulations Section 1.409A-1(d).

(c) The form of such issuance shall be electronic entry evidencing such shares of Common Stock. In all cases, the issuance of shares under this Award is intended to comply with Treasury Regulations Section 1.409A-1(b)(4) and will be construed and administered in such a manner.

6. DIVIDENDS. You will receive no benefit or adjustment to your RSUs with respect to any cash dividend, stock dividend or other distribution except as provided in the Plan with respect to a Capitalization Adjustment.

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7. LOCK-UP PERIOD. You hereby agree that, in the event you are issued Common Stock pursuant to your Award, you will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale with respect to any shares of Common Stock or other securities of the Company held by you, for a period of 180 days following the effective date of a registration statement of the Company filed under the Securities Act or such longer period as the underwriters or the Company will request to facilitate compliance with FINRA Rule 2241 or any successor or similar rules or regulation (the “Lock-Up Period”); provided, however, that nothing contained in this section will prevent the exercise of a repurchase option, if any, in favor of the Company, or the forfeiture of any portion of the RSUs or shares of Common Stock issued thereunder to the Company, during the Lock-Up Period. You further agree to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriters that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to your shares of Common Stock until the end of such period. You also agree that any transferee of any shares of Common Stock (or other securities) of the Company held by you will be bound by this Section 7. The underwriters of the Company’s stock are intended third party beneficiaries of this Section 7 and will have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

8. TRANSFER RESTRICTIONS.

(a) Certain Trusts. Upon receiving written permission from the Board or its duly authorized designee, you may transfer your Award to a trust if you are considered to be the sole beneficial owner (determined under Section 671 of the Code and applicable state law) while the Award is held in the trust. You and the trustee must enter into transfer and other agreements reasonably required by the Company.

(b) Domestic Relations Orders. Upon receiving written permission from the Board or its duly authorized designee, and provided that you and the designated transferee enter into transfer and other agreements reasonably required by the Company, you may transfer your Award pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulation 1.421-1(b)(2) that contains the information required by the Company to effectuate the transfer. You are encouraged to discuss the proposed terms of any division of your Award with the Company prior to finalizing the domestic relations order or marital settlement agreement to help ensure the required information is contained within the domestic relations order or marital settlement agreement.

(c) Beneficiary Designation. Upon receiving written permission from the Board or its duly authorized designee, you may, by delivering written notice to the Company in a form approved by the Company and any broker designated by the Company to handle option exercises, designate a third party who, on your death, will thereafter be entitled to your Award and to receive the Common Stock issued thereunder or other consideration contemplated thereby. In the absence of such a designation, your executor or administrator of your estate will be entitled to receive, on behalf of your estate, the Common Stock or other consideration contemplated by the Award.

(d) Transferees. Any transferee of an Award shall be bound by the terms and conditions of the Award, including those terms and conditions contained in the Plan, Grant Notice and Agreement.

9. RESTRICTIVE LEGENDS. The shares of Common Stock issued pursuant to your Award will be endorsed with appropriate legends as determined by the Company.

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10. EMPLOYMENT. Your Award is not an employment or service contract, and nothing in your Award will be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue your employment. In addition, nothing in your Award will obligate the Company or an Affiliate, their respective stockholders, boards of directors, officers or employees to continue any relationship that you might have as a Director or Consultant for the Company or an Affiliate. By accepting this Award, you acknowledge and agree that the right to continue vesting in the Award pursuant to Section 2 and the schedule set forth in the Grant Notice is earned only by continuing as an employee, director or consultant at the will of the Company or an Affiliate (not through the act of being granted this Award or any other award or benefit) and that the Company has the right to reorganize, sell, spin-out or otherwise restructure one or more of its businesses or Affiliates at any time or from time to time, as it deems appropriate (a “reorganization”). You further acknowledge and agree that such reorganization could result in the termination of your employment, or the termination of Affiliate status of your employer and the loss of benefits available to you under this Agreement, including but not limited to, the termination of the right to continue vesting in the Award.

11. RESPONSIBILITY FOR TAXES.

(a) You acknowledge that, regardless of any action taken by the Company, the ultimate liability for all income tax (including U.S. federal, state, and local taxes and/or non-U.S. taxes), social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to your participation in the Plan and legally applicable to you (“Tax-Related Items”) is and remains your responsibility and may exceed the amount actually withheld by the Company.

(b) Prior to any relevant taxable or tax withholding event, as applicable, you agree to make adequate arrangements satisfactory to the Company and/or your employer (if not the Company) to satisfy all Tax-Related Items. In this regard, you authorize the Company or its agent to satisfy their withholding obligations with regard to all Tax-Related Items, if any, by any of the following means or by a combination of such means: (i) withholding from any compensation otherwise payable to you by the Company or your employer; (ii) causing you to tender a cash payment; (iii) entering on your behalf (pursuant to this authorization without further consent) into a “same day sale” commitment with a broker dealer that is a member of the Financial Industry Regulatory Authority (a “FINRA Dealer”) whereby you irrevocably elect to sell a portion of the shares to be issued under the Award to satisfy the Tax-Related Items and whereby the FINRA Dealer irrevocably commits to forward the proceeds necessary to satisfy the Tax-Related Items directly to the Company and/or its Affiliates in compliance with the Company’s insider trading policy and 10b5-1 trading plan policy, if applicable; (iv) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to you in connection with the Award with a Fair Market Value (measured as of the date shares of Common Stock are issued to you or, if and as determined by the Company, the date on which the Tax-Related Items are required to be calculated) equal to the amount of such Tax-Related Items; or (v) any other method of withholding determined by the Company and permitted by applicable law. The Company will use commercially reasonable efforts (as determined by the Company) to facilitate the satisfaction of Tax-Related Items by you using one of the methods described in clauses (iii) and (iv) of the preceding sentence. However, the Company does not guarantee that you will be able to satisfy any Tax-Related Items through any of the methods described in the preceding sentence and in all circumstances you remain responsible for timely and fully satisfying the Tax-Related Items. Depending on the withholding method employed, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including up to the maximum applicable rate in your jurisdiction to the extent permitted under the Plan, in which case you may receive a refund of any over-withheld amount in cash and will have no entitlement to the equivalent in shares of Common Stock. In the event any under-withholding results from the application of minimum statutory or other withholding rates, you may be required to pay additional amounts to the tax authorities. If the obligation for Tax-Related Items is satisfied by withholding in shares of Common Stock, for tax purposes, you are deemed to have been issued the full number of shares of Common Stock subject to the vested portion of the Award, notwithstanding that a number of the shares of Common Stock are held back solely for the purpose of paying the Tax-Related Items.

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(c) Finally, you agree to pay to the Company or your employer any amount of Tax-Related Items that the Company or your employer may be required to withhold or account for as a result of your participation in the Plan that cannot be satisfied by any of the means previously described. Notwithstanding any contrary provision of the Plan, the Grant Notice or of this Agreement, if you fail to make satisfactory arrangements for the payment of any Tax-Related Items when due, you permanently will forfeit the RSUs on which the Tax-Related Items were not satisfied and will also permanently forfeit any right to receive shares of Common Stock under such forfeited RSUs. In that case, such forfeited RSUs will be returned to the Company at no cost to the Company.

12. INVESTMENT REPRESENTATIONS. In connection with your acquisition of the Award and the Common Stock under your Award, you represent to the Company the following:

(a) You are aware of the Company’s business affairs and financial condition and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Common Stock. You are acquiring the Common Stock for investment for your own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) You understand that the Common Stock has not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed in this Agreement.

(c) You further acknowledge and understand that the Common Stock must be held indefinitely unless the Common Stock is subsequently registered under the Securities Act or an exemption from such registration is available. You further acknowledge and understand that the Company is under no obligation to register the Common Stock. You understand that the certificate evidencing the Common Stock will be imprinted with a legend that prohibits the transfer of the Common Stock unless the Common Stock is registered or such registration is not required in the opinion of counsel for the Company.

(d) You are familiar with the provisions of Rules 144 and 701 under the Securities Act, as in effect from time to time, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of issuance of the securities, such issuance will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 1 or 15(d) of the Exchange Act, the securities exempt under Rule 701 may be sold by you 90 days thereafter, subject to the satisfaction of certain of the conditions specified by Rule 144 and the Lock-Up Period agreement described in Section 7.

(e) In the event that the sale of the Common Stock does not qualify under Rule 701 at the time of issuance, then the Common Stock may be resold by you in certain limited circumstances subject to the provisions of Rule 144, which requires, among other things: (i) the availability of certain public information about the Company; and (ii) the resale occurring following the required holding period under Rule 144 after you have purchased, and made full payment of (within the meaning of Rule 144), the securities to be sold.

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(f) You further understand that at the time you wish to sell the Common Stock there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 or 701, and that, in such event, you would be precluded from selling the Common Stock under Rule 144 or 701 even if the minimum holding period requirement had been satisfied.

13. NO OBLIGATION TO MINIMIZE TAXES. You acknowledge that the Company is not making representations or undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the Award, including, but not limited to, the grant, vesting or settlement of the Award, the subsequent sale of shares of Common Stock acquired pursuant to such settlement and the receipt of any dividends and/or any dividend equivalent payments. Further, you acknowledge that the Company does not have any duty or obligation to minimize your liability for Tax-Related Items arising from the Award or to achieve any particular tax result and will not be liable to you for any Tax-Related Items arising in connection with the Award. If you become subject to taxation in more than one jurisdiction, the Company and/or your employer (or former employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction.

14. NO ADVICE REGARDING GRANT. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding your participation in the Plan, or your acquisition or sale of the underlying shares of Common Stock. You are hereby advised to consult with your own personal tax, financial and/or legal advisors regarding the Tax-Related Items arising in connection with the Award and by accepting the Award, you have agreed that you have done so or knowingly and voluntarily declined to do so.

15. UNSECURED OBLIGATION. The Award is unfunded, and as a holder of a vested Award, you will be considered an unsecured creditor of the Company with respect to the Company’s obligation, if any, to issue shares pursuant to this Agreement. You will not have voting or any other rights as a stockholder of the Company with respect to the shares to be issued pursuant to this Agreement until such shares are issued to you pursuant to Section 5 of this Agreement. Upon such issuance, you will obtain full voting and other rights as a stockholder of the Company. Nothing contained in this Agreement, and no action taken pursuant to its provisions, will create or be construed to create a trust of any kind or a fiduciary relationship between you and the Company or any other person.

16. NOTICES. Any notices provided for in your Award or the Plan will be given in writing (including electronically) and will be deemed effectively given upon receipt or, in the case of notices delivered by mail by the Company to you, five days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company. The Company may, in its sole discretion, decide to deliver any documents related to participation in the Plan and this Award by electronic means or to request your consent to participate in the Plan by electronic means. By accepting this Award, you consent to receive such documents by electronic delivery and to participate in the Plan through an on-line or electronic system established and maintained by the Company or another third party designated by the Company.

17. MISCELLANEOUS.

(a) As a condition to the grant of your Award or to the Company’s issuance of any shares of Common Stock under this Agreement, the Company may require you to execute certain customary agreements entered into with the holders of capital stock of the Company, including without limitation, a stockholders agreement.

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(b) The rights and obligations of the Company under the Award will be transferable to any one or more persons or entities, and all covenants and agreements hereunder will inure to the benefit of, and be enforceable by, the Company’s successors and assigns. Your rights and obligations under the Award may only be assigned in accordance with the terms of this Agreement or with the prior written consent of the Company.

(c) You agree upon request to execute any further documents or instruments necessary or desirable in the sole determination of the Company to carry out the purposes or intent of the Award.

(d) You acknowledge and agree that you have reviewed the documents provided to you in relation to the Award in their entirety, have had an opportunity to obtain the advice of counsel prior to executing and accepting the Award, and fully understand all provisions of such documents.

(e) This Agreement will be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(f) All obligations of the Company under the Plan and this Agreement will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

(g) The Company reserves the right to impose other requirements on your participation in this Agreement, on the RSUs and on any shares of Common Stock acquired under the Plan, to the extent the Company determines it is necessary or advisable for legal or administrative reasons, and to require you to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

18. GOVERNING PLAN DOCUMENT. The Award is subject to all the provisions of the Plan, the provisions of which are hereby made a part of the Award, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. Except as expressly provided herein, in the event of any conflict between the provisions of the Award and those of the Plan, the provisions of the Plan will control.

19. SEVERABILITY. If all or any part of this Agreement or the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity will not invalidate any portion of this Agreement or the Plan not declared to be unlawful or invalid. Any Section of this Agreement (or part of such a Section) so declared to be unlawful or invalid will, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

20. GOVERNING LAW AND VENUE. The interpretation, performance and enforcement of this Agreement will be governed by the law of the state of Delaware without regard to such state’s conflict of laws rules. For purposes of litigating any dispute that arises directly or indirectly from the relationship of the parties evidenced by this grant or the Agreement, the parties hereby submit to and consent to the exclusive jurisdiction of the State of California and agree that such litigation shall be conducted only in the courts of Los Angeles, California, or the United States federal courts for the Central District of California, and no other courts, where this grant is made and/or to be performed.

21. EFFECT ON OTHER EMPLOYEE BENEFIT PLANS. The value of the Award subject to this Agreement will not be included as compensation, earnings, salaries, or other similar terms used when calculating your benefits under any employee benefit plan sponsored by the Company or any Affiliate, except as such plan otherwise expressly provides. The Company expressly reserves its rights to amend, modify, or terminate any of the Company’s or any Affiliate’s employee benefit plans.

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22. AMENDMENT. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed by you and by a duly authorized representative of the Company. Without limiting the foregoing, the Board reserves the right to change, by written notice to you, the provisions of this Agreement in any way it may deem necessary to carry out the purpose of the grant as a result of any change in applicable laws or regulations or any future law, regulation, ruling, or judicial decision, provided that any such change will be applicable only to rights relating to that portion of the Award which is then subject to restrictions as provided herein; provided that no such change shall adversely affect any of your rights hereunder without your prior written consent.

23. COMPLIANCE WITH SECTION 409A OF THE CODE. This Award is intended to comply with the “short-term deferral” rule set forth in Treasury Regulations Section 1.409A-1(b)(4). Notwithstanding the foregoing, if it is determined that the Award fails to satisfy the requirements of the short-term deferral rule and is otherwise deferred compensation subject to Section 409A of the Code, and if you are a “Specified Employee” (within the meaning set forth Section 409A(a)(2)(B)(i) of the Code) as of the date of your separation from service (within the meaning of Treasury Regulations Section 1.409A-1(h)), then the issuance of any shares that would otherwise be made upon the date of the separation from service or within the first six months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the date that is six months and one day after the date of the separation from service, with the balance of the shares issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares is necessary to avoid the imposition of taxation on you in respect of the shares under Section 409A of the Code. Each installment of shares that vests is intended to constitute a “separate payment” for purposes of Treasury Regulations Section 1.409A-2(b)(2). Notwithstanding any contrary provision of the Plan, the Grant Notice, or of this Agreement, under no circumstances will the Company reimburse you for any taxes or other costs under Section 409A of the Code or any other tax law or rule. All such taxes and costs are solely your responsibility.

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This Agreement will be deemed to be accepted by you upon the signing (which may be electronic) by you of the Restricted Stock Unit Grant Notice to which it is attached or by the deemed acceptance of this Agreement, as described in the Restricted Stock Unit Grant Notice.

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ATTACHMENT II

2019 EQUITY INCENTIVE PLAN

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